                                                                Exhibit 10.21


            MASTER SHORT TERM FOREIGN CURRENCY BORROWING AGREEMENT [LOGO OF ------------------------------------------------------ CORESTATES
                                                                           BANK]
June 18, 1996


Brooks Automation, Inc.
Brooks Automation Canada Corp.
Brooks Automation K.K.
Brooks Automation Ltd.
Brooks Automation Massachusetts Securities Corp.
15 Elizabeth Drive
Chelmsford, MA 01824

Dear Sirs:

     The purpose of this Agreement is to supplement the letter agreement dated June 18, 1996 ("Letter Agreement") between us, CoreStates Bank N.A. ("Bank") and you, each of the addressees of this Agreement ("Borrower(s)") to further describe how the foreign currency loans will be made pursuant to the foreign currency line of credit described in the Letter Agreement ("Loan(s)"). The Letter Agreement is attached hereto and incorporated by reference herein. This Agreement does not constitute a commitment to lend or to make advances. It is understood and agreed that any and all Loans will be governed by the following:

     1.   Requests for Loans. From time to time, before the earlier to occur of
          ------------------
(a) a Default under Section 10 hereof, or (b) December 31, 1997, your duly authorized officer or other duly authorized person may request Loans by telephone or by letter. If we agree to make a Loan, then we will credit the proceeds to your designated account with us. Upon your request we will forward to you at your address set forth in Paragraph 15 written advices or statements of Loans, which will specify the rate or rates of interest payable on the Loans, and such other terms as may have been agreed to.

     2.   Resolutions Authorizing Loans. Any and all documents required to be
          -----------------------------
executed in connection with Loans may be signed by any of the officers or other persons duly authorized by your borrowing resolutions as in effect from time to time, provided that a copy of such resolutions is certified by the Secretary or an Assistant Secretary of your corporation and delivered to us. We shall incur no liability to you or any other person in acting on any request for a Loan which we believe in good faith to have been made by a person duly authorized to borrow on your behalf as set forth in your borrowing resolutions.

     3.   Bank Records Conclusive. The terms of each Loan including the rate of
          -----------------------
interest thereon and your payments of principal and interest, as well as any special terms and details of each such Loan, shall be established and evidenced by this Agreement, the Letter Agreement and by our records, which shall be conclusively deemed to be correct in the absence of manifest error.

     4.   Payment of Loans. All Loans shall be payable on a demand, time or
          ----------------
other basis mutually agreed upon at the time the Loan is made. Loans which are payable on a basis other than demand are subject to the prepayment penalties described in the Letter Agreement and may not be prepaid prior to their maturity date or dates without payment of such penalties, if any. Upon the payment in whole or in part of any Loan as provided above, accrued and unpaid interest on the amount repaid shall be simultaneously paid.

     5.   Interest. (a) Interest on each Loan shall be computed at the
          --------
applicable LIBOR rate plus 200 basis points and, with respect to 30, 60 or 90 day, Loans shall be payable upon maturity and, with respect to 180 day Loans, shall be payable at 90 days and at maturity. The term LIBOR rate shall mean and refer to LIBOR rate applicable at that time in the country of the foreign currency which is borrowed.

     (b) Each overdue payment of principal on any Loan and, to the extent permitted by law, each overdue payment of interest shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 2% in excess of the current interest rate applicable to that Loan.

     (c) Unless otherwise agreed, interest on all Loans shall be computed on the basis of a year of 360 days for each day of the year actually elapsed.

     6.   Payments. You irrevocably authorize us to effect payments of principal
          --------
of and interest on all Loans whenever such payment is due and to debit your designated account for the amount of such payment. We shall furnish to you a written confirmation of the amount of each principal and interest payment charged against your designated account. You will pay to us promptly such amounts as may be due if your designated account balance is insufficient. All payments of principal and interest on Loans shall be made in the currency of the borrowed funds in immediately available funds free and clear of and without deduction for any taxes, fees or other charges of any nature imposed by any governmental authority, or, if such withholding is required, you shall pay to us the same net amount as if no withholding was made.

     7.   Payment of Costs. In addition to the principal and interest payments
          ----------------
specified in paragraphs 4 and 5, you agree to pay upon demand all costs and expenses (including reasonable attorneys' fees and legal expenses) we incur in enforcing the Loans and this Agreement.

     8.   Further Evidence of Loans. Upon our request, you hereby agree to
          -------------------------
execute and deliver to us a promissory note or notes payable to our order to evidence all or any part of any Loans. If any Loan is or shall be evidenced by one or more promissory notes, such note or notes shall be deemed to incorporate by reference, and to be supplemented and modified by, the terms of this Agreement.

     9.   Security. As security for the payment of all sums owed by you to us,
          --------
we shall have a lien upon, and security interest in, any balance belonging to you in any of your deposit or other accounts with us and any other amounts or property which from time to time may be owing by us to you or held by us for you.

     10.  Defaults. The occurrence of any of the following events shall cause
          --------
you to be in default on any and all outstanding Loans:

     (a) the non-payment when due of any amount payable on any of the Liabilities and such non-payment continues for five (5) days after such due date (the term "Liabilities" shall mean all loans and advances made under this Agreement and any renewals, extensions and modifications thereof and all of your other existing and future liabilities, whether absolute or contingent, to the Bank regardless of their source or nature and out of whatever transactions arising);

     (b) the failure of any Obligor to observe or perform any other term of this Agreement or any other agreement or note with Bank or other lender, including without limitation the Loan Agreement and related documents dated June 25, 1996, between Borrower and U.S. Trust (the term "Obligor" includes you and all persons otherwise liable for the payment of all such loans or notes or both and all renewals, extensions or modifications thereof, such as endorsers or guarantors);

     (c) the entry of any judgment or the issuing of any attachment or garnishment against any Obligor in an amount in excess of $150,000.

     (d) the dissolution, merger, consolidation or reorganization of any Obligor;

     (e) if any information furnished by any Obligor proves to have been materially false or misleading when made;

     (f) the failure of any Obligor to furnish such financial or other information as we may reasonably request; and

     (g) the insolvency of any Obligor, any assignment for the benefit of creditors of any Obligor or the filing by or against any Obligor of a petition under any provision of any law or statute alleging insolvency or inability to pay debts as they mature.

     11.  Acceleration. If you are in default as described in Paragraph 10(a)
          ------------
through (f), at our election evidenced by notice in writing to you, all Loans, whether or not evidenced by a note, shall thereupon become due and payable without presentment, demand or protest, all of which are hereby waived. If you are in default as described in Paragraph 10 (g), then forthwith and without any election or notice, all Loans, whether or not evidenced by a note, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived. You waive all right to stay of execution and exemption of property in any action to enforce your obligations to us hereunder.

     12.  Joint and Several Liability. All of the liabilities shall be joint
          ---------------------------
and several obligations of each of the Borrowers.

     13.  Continuing Effect. This Agreement shall remain in full force and
          -----------------
effect until all Loans outstanding, together with interest thereon, and all other sums required to be paid under the terms of this Agreement have been paid in full.

     14.  Governing Law. This Agreement and any note or notes evidencing Loans
          -------------
made shall be construed in accordance with and governed by the laws of Massachusetts.

     15.  Bank's Assignees. The Bank may at any time or from time to time grant
          ----------------
to others assignments of or participations in the Loans.

     16.  Notices. Any notice given under this Agreement shall be effective on
          -------
the date when it is delivered to a party at its address set forth as follows (or at such other address as the party to which notice may be given may specify to the other in writing); if to you, at:

                              Brooks Automation, Inc.
                              15 Elizabeth Drive
                              Chelmsford MA 01824
                              Attn: Stanley D. Piekos, CFO

and if to us, at:

                         Broad and Chestnut Streets,
                         Philadelphia, PA 19101
                         Attn: R. Thomas Esser
                         F.C. 1-8-4-2

     17.  Miscellaneous. Any failure by us to exercise any right under this
          -------------
Agreement shall not be construed as a waiver of the right to exercise the same or any other right at any other time. If more than one person, including any form of legal entity, shall sign this Agreement as borrower, such persons shall be jointly and severally liable hereunder and the terms "you" and "your" shall be deemed to mean any and all of such persons. The parties hereto intend this Agreement to be a sealed instrument and to be legally bound hereby.

     Please indicate your acceptance of this Agreement by signing and dating the enclosed copy at the place provided and returning such copy to us.



Very truly yours,

CoreStates Bank, N.A

/s/ R. Thomas Esser

R. Thomas Esser
Vice President

                        Acceptance Of And Agreement To
            Master Short Term Foreign Currency Borrowing Agreement
            ------------------------------------------------------


     We, the addressee of the above Master Short Term Borrowing Agreement, intending to be legally bound, accept and agree to the terms and conditions of said Agreement and promise to pay the principal of and interest on all Loans made to us by CoreStates Bank, N.A, and all other sums required to be paid by us to said Bank, under and in accordance with the terms of said Master Short Term Borrowing Agreement. Signed this _________________ day of _____________, 19___.



Brooks Automation, Inc                        Brooks Automation Canada Corp.

/s/ SIGNATURE ILLEGIBLE                          /s/ SIGNATURE ILLEGIBLE
- -----------------------                          ---------------------------
     (Borrower)                                      (Borrower)


By ___________________                        By ___________________________

   ___________________                           ___________________________
     (Name and Title)                                 (Name and Title)




Brooks Automation K.K.                         Brooks Automation Ltd.

/s/ SIGNATURE ILLEGIBLE                          /s/ SIGNATURE ILLEGIBLE
- ----------------------                         -----------------------------
     (Borrower)                                           (Borrower)


By ___________________                         By __________________________

   ___________________                            __________________________
     (Name and Title)                                   (Name and Title)

BROOKS AUTOMATION MASSACHUSETTS SECURITIES CORP.

/s/ SIGNATURE ILLEGIBLE
- -------------------------------
     (Borrower)


By ___________________________


 _____________________________
     (Name and Title)




[SEAL]

                                          [LOGO OF CORESTATES BANK APPEARS HERE]

June 18, 1996


Brooks Automation, Inc.
Brooks Automation Canada Corp.
Brooks Automation K.K.
Brooks Automation Ltd.
Brooks Automation Massachusetts Securities Corp.
15 Elizabeth Drive
Chelmsford, MA 01824

ATTN: Mr. Stanley D. Piekos
      Chief Financial Officer

Dear Stan

I am pleased to offer the following line of credit available for working capital financing in foreign currencies. I understand that this facility is in addition to the $15 million unsecured revolving credit facility that you have been offered by U.S. Trust Bank of which CoreStates is a 1/3 participant.

BORROWER(S):             Brooks Automation, Inc.
                         Brooks Automation Canada Corp.
                         Brooks Automation K.K.
                         Brooks Automation Ltd.
                         Brooks Automation Massachusetts Securities Corp.

LENDER:                  CoreStates Bank N.A.

LOAN TYPE AND AMOUNT:    $3,000,000 Unsecured Discretionary Line of Credit in
                         currencies other than U.S. dollars.

AVAILABILITY:            The maximum outstanding under this facility at any one
                         time shall be the equivalent of $3,000,000 USD in any foreign currency mutually agreed between the Borrowers and the Bank.

PURPOSE: Working capital and other short term corporate purposes.

Mr. Stanley D. Piekos, Chief Financial Officer
June 18, 1996
Page Two


COLLATERAL:              None

INTEREST RATES:          LIBOR plus 200 b.p. for maturities of 30, 60, 90 or 180
                         days.

INTEREST PAYMENTS:       In the case of 30, 60 or 90-day loans, at maturity. In
                         the case of 180-day loans, at the end of 90 days and at maturity.

MINIMUM LOANS:           $250,000 US dollar equivalent

PREPAYMENTS
PROHIBITIONS:            LIBOR loans may not be prepaid prior to maturity
                         without a potential breakage fee depending upon the interest rate market at the time of prepayment.

REPORTING
REQUIREMENTS:            1.   Quarterly, within 45 days after the end of each of
                              the first three fiscal quarters.

                              a. Consolidated financial statements prepared by the Company.

                              b. Certificate of covenant compliance with all Bank debt.

                         2.   Within 90 days after the end of each fiscal year.

                              a. Consolidated financial statements prepared and certified by an independent certified public accountant.

                              b.   Certificate of covenant compliance.

                              c. Principal financial officer and accountant's statement of no default.

                         3. Promptly after the filing of the same, copies of all reports, proxy statements and financial statements that the Borrower files with the U.S. Securities and Exchange Commission or any comparable department in a foreign country.

Mr. Stanley D. Piekos, Chief Financial Officer
June 18, 1996
Page Three



OTHER CONDITIONS TO
THE LINE OF CREDIT:           1.     Execusion of the Master Short Term
                                     Borrowing Agreement, Corporate Borrowing
                                     Resolution and Negative Pledge Agreement
                                     (documents enclosed).


                              2.     Establishment of a corporate checking
                                     account at CoreStates Bank N.A..

If the foregoing is satisfactory, please execute the enclosed documentation and return to my attention. In order to activate this facility, please sign and return this documentation.

Very truly yours

/s/ R. Thomas Esser

R. Thomas Esser
Vice President

RTE/dh



AGREED AND ACCEPTED:

BROOKS AUTOMATION, INC.

/s/ SIGNATURE ILLEGIBLE                               6/25/96
- ---------------------------------                    ---------
Name and Title                                          Date



BROOKS AUTOMATION CANADA CORP.

/s/  SIGNATURE ILLEGIBLE                              6/25/96
- ---------------------------------                    ---------
Name and Title                                          Date

     Mr. Stanley D. Piekos, Chief Financial Officer
     June 18, 1996
     Page Four



     AGREED AND ACCEPTED:

     BROOKS AUTOMATION K.K.


     /s/ SIGNATURE ILLEGIBLE                         6/25/96
     -----------------------                        ---------
     Name and Title                                    Date



     BROOKS AUTOMATION LTD.


     /s/ SIGNATURE ILLEGIBLE                         6/25/96
     -----------------------                        ---------
     Name and Title                                    Date



     BROOKS AUTOMATION MASSACHUSETTS SECURITIES CORP.


     /s/ SIGNATURE ILLEGIBLE                         6/25/96
     -----------------------                        ---------
     Name and Title                                    Date